EXHIBIT 10.1


                                    AMENDMENT

         THIS AMENDMENT, dated as of March 30, 2007 (this "AMENDMENT"), to the CREDIT AGREEMENT, dated as of October 12, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NATIONAL COAL CORP., a Florida corporation ("HOLDINGS"), NATIONAL COAL CORPORATION, a Tennessee corporation (the "BORROWER"), the LENDERS party thereto from time to time, and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, Holdings and the Borrower desire to amend certain financial covenants in the Credit Agreement and other provisions of the Credit Agreement; and

         WHEREAS, the Required Lenders and the Administrative Agent have agreed to consent to such amendment on the terms and subject to the conditions herein provided.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Amendment. (a) As of the Effective Date (as defined below), the Administrative Agent and each Lender signatory to an Acknowledgment and Consent to Amendment hereby consent to the amendments to the Credit Agreement set forth below.

                  Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "Applicable Margin" in its entirety and replacing such defined term with the following:

         "APPLICABLE MARGIN" means, (a) from the Effective Date through December 31, 2008, a per annum rate equal to (i) Level I below if the Loan Parties are in compliance with the "Column A" of each financial covenant in Sections 6.1(a), (b) and (c) and (ii) Level II below if the Loan Parties are in compliance with "Column B" of each financial covenant in Sections 6.1(a), (b) and (c), each determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 5.1(a) or (b). Notwithstanding the foregoing, the Applicable Margin shall be deemed to be at Level I
         (i) from the Effective Date until 2 Business Days after the receipt by the Administrative Agent of the Financial Statements required to be delivered pursuant to Section 5.1(a) or (b) and (ii) at any time that an Event of Default shall have occurred and is continuing.

                                                 BASE RATE      EURODOLLAR
                                                   LOANS        RATE LOANS
                 -----------------------------   ---------      ----------
                 Level I .....................      3.50%            4.50%
                 -----------------------------   ---------      ----------
                 Level II ....................      2.50%            3.50%
                 -----------------------------   ---------      ----------

         Changes in the Applicable Margin resulting from a change in (x) minimum Consolidated EBITDA, (y) maximum consolidated Leverage Ratio or (z) minimum Consolidated Interest Coverage Ratio, on the last day of any subsequent Fiscal Quarter shall become effective as to all Term Loans one Business Day following delivery by the Borrower to the Administrative Agent of new Financial Statements pursuant to Section 5.1(a) or (b), as applicable. Notwithstanding anything to the contrary set forth in this Agreement (including the then effective financial covenant calculations), if the Borrower shall fail to deliver such Financial Statements within any of the time periods specified in
         Section 5.1(a) or (b), the Applicable Margin from and including the 51st day after the end of such Fiscal Quarter or the 91st day after the end of such Fiscal Year, as the case may be, to but not including the date the Borrower delivers to the Administrative Agent such Financial Statements shall be at Level I.

                  (b) From January 1, 2009 through the Maturity Date, the Applicable Margin shall be at Level II.

         Section 6.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (a) MINIMUM CONSOLIDATED EBITDA. Permit Consolidated EBITDA of Holdings and its Subsidiaries as at the last day of any period of four consecutive fiscal quarters of Holdings ending with any fiscal quarter set forth below to be less than the amount set forth below in "Column A" opposite such fiscal quarter:

                                                    COLUMN "A"       COLUMN "B"
                                                     MINIMUM          MINIMUM
                                                   CONSOLIDATED     CONSOLIDATED
FISCAL QUARTER                                       EBITDA           EBITDA
----------------------------------------------     ------------     ------------
March 31, 2007 ...............................        2,400,000     $  5,500,000
June 30, 2007 ................................        3,700,000     $  7,900,000
September 30, 2007 ...........................        5,200,000     $ 10,800,000
December 31, 2007 ............................        8,800,000     $ 13,300,000
March 31, 2008 ...............................       10,000,000     $ 16,200,000
June 30, 2008 ................................       12,000,000     $ 18,500,000
September 30, 2008 ...........................       15,300,000     $ 20,300,000
December 31, 2008 ............................       17,100,000     $ 21,600,000
March 31, 2009 ...............................              N/A     $ 23,100,000
June 30, 2009 ................................              N/A     $ 24,700,000
September 30, 2009 ...........................              N/A     $ 26,200,000
December 31, 2009 ............................              N/A     $ 27,700,000
March 31, 2010 ...............................              N/A     $ 27,000,000


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


         Section 6.1(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b)   MAXIMUM   CONSOLIDATED   LEVERAGE   RATIO.   Permit  the
         Consolidated Leverage Ratio on each day of each fiscal quarter set forth below to exceed the ratio set forth below in "Column A" opposite such fiscal quarter:

                                                 COLUMN "A"         COLUMN "B"
                                                  MAXIMUM            MAXIMUM
                                                CONSOLIDATED       CONSOLIDATED
FISCAL QUARTER                                 LEVERAGE RATIO     LEVERAGE RATIO
------------------------------------------     --------------     --------------
March 31, 2007 ...........................       27.7 to 1.00      13.50 to 1.00
June 30, 2007 ............................       17.7 to 1.00       9.75 to 1.00
September 30, 2007 .......................       12.3 to 1.00       7.25 to 1.00
December 31, 2007 ........................       7.00 to 1.00       6.00 to 1.00
March 31, 2008 ...........................       6.00 to 1.00       5.00 to 1.00
June 30, 2008 ............................       4.50 to 1.00       4.50 to 1.00
September 30, 2008 .......................       4.30 to 1.00       4.25 to 1.00
December 31, 2008 ........................       4.00 to 1.00       4.00 to 1.00
March 31, 2009 ...........................                N/A       3.75 to 1.00
June 30, 2009 ............................                N/A       3.50 to 1.00
September 30, 2009 .......................                N/A       3.25 to 1.00
December 31, 2009 ........................                N/A       3.00 to 1.00
March 31, 2010 ...........................                N/A       3.00 to 1.00


         Section 6.1(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (c) MINIMUM CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to be less than the ratio set forth below in "Column A" opposite such fiscal quarter:

                                                  COLUMN "A"        COLUMN "B"
                                                   MINIMUM           MINIMUM
                                                 CONSOLIDATED      CONSOLIDATED
                                                   INTEREST          INTEREST
FISCAL QUARTER                                  COVERAGE RATIO    COVERAGE RATIO
------------------------------------------      --------------    --------------
March 31, 2007 .............................       .32 to 1.00      1.25 to 1.00
June 30, 2007 ..............................       .49 to 1.00      1.50 to 1.00
September 30, 2007 .........................       .66 to 1.00      1.75 to 1.00
December 31, 2007 ..........................      1.20 to 1.00      2.00 to 1.00
March 31, 2008 .............................      1.39 to 1.00      2.50 to 1.00
June 30, 2008 ..............................      1.71 to 1.00      2.75 to 1.00
September 30, 2008 .........................      2.25 to 1.00      2.75 to 1.00


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


                                                  COLUMN "A"        COLUMN "B"
                                                   MINIMUM           MINIMUM
                                                 CONSOLIDATED      CONSOLIDATED
                                                   INTEREST          INTEREST
FISCAL QUARTER                                  COVERAGE RATIO    COVERAGE RATIO
------------------------------------------      --------------    --------------
December 31, 2008 ..........................      2.59 to 1.00      3.00 to 1.00
March 31, 2009 .............................               N/A      3.00 to 1.00
June 30, 2009 ..............................               N/A      3.00 to 1.00
September 30, 2009 .........................               N/A      3.00 to 1.00
December 31, 2009 ..........................               N/A      3.00 to 1.00
March 31, 2010 .............................               N/A      3.00 to 1.00


         Section 2. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date (the "EFFECTIVE Date") on which each of the following conditions precedent shall have been satisfied or duly waived:

         (a)      CERTAIN  DOCUMENTS.   The  Administrative   Agent  shall  have
received each of the following, in form and substance satisfactory to the Administrative Agent:

                  (i) this Amendment, duly executed by the Borrower and Holdings, on behalf of itself and each other Loan Party, and the Administrative Agent;

                  (ii) an Acknowledgment and Consent to Amendment, in the form set forth hereto as EXHIBIT A, duly executed by each of the Required Lenders; and

                  (iii) such additional documentation as the Administrative Agent may reasonably require.

         (b) PAYMENT OF COSTS AND EXPENSES. The Administrative Agent and the Lenders shall have received payment of all fees, costs and expenses, including, without limitation, all costs and expenses of the Administrative Agent and the Lenders (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent) in connection with this Amendment, the Credit Agreement and each other Loan Document.

         (c) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in Section 3 below shall be true and correct.

         Section 3. REPRESENTATIONS AND WARRANTIES. Each of Holdings and the Borrower, on behalf of itself and each Loan Party, hereby represents and warrants to the Administrative Agent and each Lender, with respect to all Loan Parties, as follows:

         (a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

         (b) The execution, delivery and performance by Holdings and the Borrower of this Amendment have been duly authorized by all requisite corporate or limited liability company


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


action and will not violate the articles of incorporation or bylaws (or other constituent documents) of Holdings or the Borrower.

         (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

         Section 4. COSTS AND EXPENSES. As provided in Section 9.5 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel or other advisors for advice, assistance or other representation in connection with this Amendment.

         Section 5. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS.

         (a) As of the Effective Date, each reference in the Credit Agreement and the other Loan Documents to "THIS AGREEMENT," "HEREUNDER,"
"HEREOF," "HEREIN," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "THEREUNDER", "THEREOF" and words of like import), shall mean and be a reference to the Credit Agreement as amended and as waived hereby with respect to the certain requirements outlined above, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

         (b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.

         (d) Each of Holdings, the Borrower and (by its acknowledgement hereof as set forth on the signature pages hereto) each other Loan Party, hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents continue to guarantee and secure the Obligations as set forth in the Loan Documents and that such guaranties, security interests and liens remain in full force and effect.

         Section 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

         Section 7. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


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


         Section 8. HEADINGS. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         Section 9. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]


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


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.


                                         NATIONAL COAL CORP.
                                            AS HOLDINGS

                                         By:    /s/ Michael Love
                                             -----------------------------------
                                             Name:  Michael Love
                                             Title: CFO


                                         NATIONAL COAL CORPORATION
                                            AS THE BORROWER

                                         By:    /s/ Michael Love
                                             -----------------------------------
                                             Name:  Michael Love
                                             Title: CFO

                                         GUGGENHEIM CORPORATE FUNDING, LLC,
                                         AS ADMINISTRATIVE AGENT

                                         By:    /s/ Stephen D. Sautel
                                             -----------------------------------
                                             Name:  Stephen D. Sautel
                                             Title: Managing Director

                    ACKNOWLEDGEMENT AND CONSENT TO AMENDMENT


                                                      Dated as of March 30, 2007

To: GUGGENHEIM CORPORATE FUNDING, LLC, as Administrative Agent 135 East 57th Street
         New York, New York 10022
         Attention:  Managing Director/Tony Minella

         RE:      NATIONAL COAL

         Reference is made to CREDIT AGREEMENT, dated as of October 12, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among NATIONAL COAL CORP., a Delaware corporation ("HOLDINGS"), NATIONAL COAL CORPORATION, a Delaware limited liability company (the "BORROWER"), LENDERS party thereto from time to time, and GUGGENHEIM CORPORATE FUNDING, LLC, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent for the Lenders. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement as amended.

         Holdings and the Borrower have requested that the Required Lenders consent to an amendment to the Credit Agreement on the terms described in the Amendment and Consent (the "AMENDMENT"), the form of which is attached hereto.

         Pursuant to Section 9.1 of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment and authorizes the Administrative Agent to execute and deliver the Amendment on its behalf.

                            [Signature Page follows]

                                Very truly yours,


                                        MIDLAND NATIONAL LIFE INSURANCE COMPANY

                                        By: Guggenheim Partners Advisory Company
                                            as Agent

                                         By:    /s/ Stephen D. Sautel
                                             -----------------------------------
                                             Name:  Stephen D. Sautel
                                             Title: Managing Director


                                        NORTH AMERICAN COMPANY FOR LIFE AND
                                        HEALTH INSURANCE

                                        By: Guggenheim Partners Advisory Company
                                            as Agent

                                         By:    /s/ Stephen D. Sautel
                                             -----------------------------------
                                             Name:  Stephen D. Sautel
                                             Title: Managing Director


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